UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022

ALLEGRO MICROSYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39675	46-2405937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Perimeter Road Manchester, New Hampshire	03103
(Address of principal executive offices)	(Zip Code)

(603) 626-2300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALGM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 9, 2022, Allegro MicroSystems, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended March 25, 2022. The full text of the press release issued is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2022, the Company announced that Ravi Vig is retiring from his position as President and Chief Executive Officer of the Company, effective June 13, 2022 (the “Retirement Date”). On May 6, 2022, Mr. Vig provided notice of his retirement from the Board of Directors (the “Board”) of the Company, effective on the Retirement Date. The Company and the Board express their appreciation to Mr. Vig for his dedicated and outstanding service to the Company and wish him well in his retirement.

On May 7, 2022, the Board appointed Vineet Nargolwala to serve as President and Chief Executive Officer of the Company, effective June 13, 2022 (the “Effective Date”). On May 7, 2022, the Board elected, effective on the Effective Date, Mr. Nargolwala as a Class I director of the Board to serve until the Company’s 2024 annual meeting of stockholders and until his successor is elected or appointed and qualified or until his earlier death, resignation, disqualification or removal. Mr. Vig will work closely with Mr. Nargolwala until the Retirement Date and will be available to consult with the Company until the six-month anniversary of the Retirement Date (the “Consulting Period”) to ensure a smooth and orderly transition of responsibilities.

Mr. Nargolwala, age 49, is a technology executive with over 25 years of global executive leadership experience. Prior to joining Allegro, Mr. Nargolwala previously served as Executive Vice President of Sensing Solutions at Sensata Technologies (NYSE: ST), a leading industrial technology company that develops sensors and sensor-based solutions for the automotive, heavy vehicle and off-road, industrial, and aerospace industries, from March 2020 to May 2022. Mr. Nargolwala joined Sensata as Vice President, Sensors Americas in February 2013 and was later promoted to Senior Vice President, Performance Sensing, North America, Japan and Korea in April 2016. In February 2019, he was appointed Senior Vice President, General Manager, Global Safety & Mobility, and in September 2019, he was appointed Senior Vice President, Sensing Solutions. Prior to Sensata, he was with Honeywell International Inc. for over nine years in business strategy and P&L leadership roles of increasing responsibility. Prior to Honeywell, Mr. Nargolwala was at Nortel Networks in product management and engineering roles. Mr. Nargolwala holds a Bachelor’s degree in Electrical Engineering from Maharaja Sayajirao University in Baroda, India, a Master’s degree in Electrical Engineering from the University of Texas and a Master of Business Administration from Cornell University.

Second Amended and Restated Severance Agreement

On May 6, 2022, the Company entered into a second amended and restated severance agreement (the “Second A&R Severance Agreement”) with Mr. Vig. The Second A&R Severance Agreement amends and restates the amended and restated severance agreement that Mr. Vig previously entered into with the Company on September 30, 2020.

Pursuant to the Second A&R Severance Agreement, if Mr. Vig incurs a qualifying termination of employment, then in addition to payment of any accrued amounts and subject to Mr. Vig’s timely executing a release of claims and continuing to comply with his restrictive covenant obligations, he will be entitled to receive an amount equal to the sum of (i) 100% of his then-current base salary, plus (ii) 100% of his then-current target bonus, plus (iii) a prorated annual bonus for the fiscal year in which Mr. Vig’s termination occurs (determined based on Mr. Vig’s projected annual performance bonus at the time of termination and pro-rated based on time served during the applicable fiscal year), plus (iv) up to 12 months of reasonable executive transition support following the termination date, the total of which will be payable in a lump sum within 15 days following the date of his termination, and (v) continued coverage under the Company’s group health insurance under the Consolidated Budget Reconciliation Act of 1985 (“COBRA”) until Mr. Vig becomes eligible for Medicare insurance.

In addition, the Second A&R Severance Agreement provides that if Mr. Vig incurs a qualifying termination of employment, any performance-based equity incentive awards then-held by Mr. Vig will remain outstanding and eligible to vest in accordance with their terms, to the extent earned based on the achievement of applicable performance conditions. To the extent that any applicable performance conditions have not been achieved as of the termination date, such performance-based equity incentive awards will be forfeited as of the date of termination (collectively, the “Forfeited Awards”). Immediately prior to the date of such termination, as applicable, Mr. Vig will be granted an award of time-vesting restricted stock units (“RSUs”) covering a number of shares of the Company’s common stock equal to no less than the product obtained by multiplying the number of shares of the Company’s common stock underlying the Forfeited Awards by the percentage achievement of the performance goals associated with such Forfeited Awards, assuming target satisfaction thereof or, if greater, generally based on the level of actual achievement of the performance goals, measured through the end of the most recent fiscal quarter.

The foregoing description of the Second A&R Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second A&R Severance Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Letter Agreement

On May 6, 2022, the Company entered into a letter agreement with Mr. Vig (the “Letter Agreement”), which provides that in connection with Mr. Vig’s retirement from the Company, Mr. Vig will (i) receive the severance payments and benefits described above under the Second A&R Severance Agreement and (ii) provide up to eight hours per week of transition-related consulting services from time to time as requested by the Company for a period of six months following the date of his termination of employment with the Company, or a shorter period mutually agreed upon by the Company and Mr. Vig, or as determined by the Company after providing at least seven days’ prior notice. In connection with such consulting services, Mr. Vig will receive a fee of $10,000 per week.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Letter Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Employment Agreement

On May 2, 2022, the Company entered into an employment agreement with Mr. Nargolwala (the “Employment Agreement”), the material terms and conditions of which are summarized below.

Under the Employment Agreement, Mr. Nargolwala’s annual base salary will equal $600,000 and his annual bonus will be targeted at 110% of his annual base salary, up to a maximum of 220% of his annual base salary. Mr. Nargolwala’s annual bonus will be pro-rated for fiscal year 2023 based on the partial year served, with the pro-rated amount being at least equal to 110% of his annual base salary. In addition to any annual bonus that

Mr. Nargolwala receives for fiscal year 2023, under the Employment Agreement, Mr. Nargolwala is entitled to receive a $217,000 bonus on the first regular payroll date following the Effective Date (the “Signing Bonus”). In the event that Mr. Nargolwala resigns without “Good Reason” or the Company terminates his employment for “Cause” (as such terms are defined in the Employment Agreement) within 12 months following the Effective Date, Mr. Nargolwala will be required to repay the Signing Bonus within 30 days of such termination. In the event that Mr. Nargolwala resigns without Good Reason or the Company terminates his employment for Cause following the 12-month anniversary of the Effective Date but within 24 months following the Effective Date, Mr. Nargolwala will be required to repay a portion of the Signing Bonus within 30 days of such termination.

The Employment Agreement also provides that, on the Effective Date, subject to approval by the Compensation Committee of the Board (the “Committee”), the Company will grant to Mr. Nargolwala RSUs representing a number of shares of the Company’s common stock having a grant date fair value of $4,000,000 (the “Sign-On RSU Award”). The Sign-On RSU Award will vest as to 60% of the RSUs on the first anniversary of the Effective Date and as to the remaining 40% of the RSUs on the second anniversary of the Effective Date, in each case, subject to Mr. Nargolwala’s continued employment with the Company through such anniversary.

In addition, subject to approval by the Committee, in August 2022, the Company will grant to Mr. Nargolwala an equity award representing a number of shares of the Company’s common stock having a grant date fair value of $4,000,000 (the “Initial Equity Award”). Forty percent (40%) of the Initial Equity Award will be granted in the form of time-vesting RSUs, which will be eligible to vest in substantially equal installments over four years. The remaining 60% of the Initial Equity Award will be granted in the form of performance share units which will be eligible to vest based on the achievement of performance goals over a three-year performance period ending in 2025. Vesting of the Initial Equity Award is subject to Mr. Nargolwala’s continued service with the Company.

In the event that Mr. Nargolwala’s employment is terminated by the Company without Cause or by Mr. Nargolwala for Good Reason, in each case as defined in the Employment Agreement (each, a “Qualifying Termination”), then in addition to payment of any accrued amounts and subject to Mr. Nargolwala’s timely executing a release of claims and continuing to comply with his restrictive covenant obligations, he will be entitled to receive (i) a lump sum payment equal to 2.0 times his then current base salary (3.0 times if such termination occurs before the first anniversary of the Effective Date), (ii) a prorated annual bonus for the fiscal year in which Mr. Nargolwala’s termination occurs (determined based on Mr. Nargolwala’s projected annual performance bonus at the time of termination and pro-rated based on time served during the applicable fiscal year), (iii) continued coverage under the Company’s group health insurance under COBRA for up to 12 months, (iv) accelerated vesting of outstanding time-based equity awards with respect to the number of shares that would have become vested on the next applicable vesting date following such Qualifying Termination and (v) vesting of outstanding performance-based equity awards with respect to a pro-rated portion of the shares subject such awards, with the applicable performance conditions being deemed achieved at the greater of the target performance level or the trending performance level, as determined by the Committee.

The Employment Agreement also provides that in the event of a Qualifying Termination that occurs within 24 months following a “Change of Control” (as defined in the Allegro MicroSystems, Inc. 2020 Omnibus Incentive Compensation Plan), then in lieu of the forgoing, Mr. Nargolwala will be entitled to (i) a lump sum payment equal to 2.0 times the sum of his then-current base salary and target bonus (3.0 times if such termination occurs before the first anniversary of the Effective Date), (ii) a prorated annual bonus for the fiscal year in which Mr. Nargolwala’s termination occurs (determined based on Mr. Nargolwala’s projected annual performance bonus at the time of termination and pro-rated based on time served during the applicable fiscal year), (iii) continued coverage under the Company’s group health insurance under COBRA for up to 24 months, (iv) full accelerated vesting of Mr. Nargolwala’s outstanding equity awards, with vesting of performance-based awards with performance conditions that are subject to vesting requirements that would otherwise continue to apply following such Change of Control being deemed achieved at the greater of the target performance level or the trending performance level, as determined by the Committee.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employment Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On May 9, 2022, the Company issued a press release announcing the appointment of Mr. Nargolwala as President and Chief Executive Officer of the Company. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Severance Agreement, dated May 6, 2022

10.2	Letter Agreement, dated May 6, 2022

10.3	Employment Agreement, dated May 2, 2022

99.1	Earnings Press Release issued by Allegro MicroSystems, Inc. on May 9, 2022

99.2	Press Release issued by Allegro MicroSystems, Inc. on May 9, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2022	ALLEGRO MICROSYSTEMS, INC.

/s/ Derek P. D’Antilio
Derek P. D’Antilio Senior Vice President, Chief Financial Officer and Treasurer